UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2009

Comm Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Pennsylvania	0-17455	23-2242292
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North State Street, Clarks Summit, PA	18411
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (570)586-0377

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 5, 2009, William F. Farber, Sr., President and Chief Executive Officer, Scott A. Seasock, Executive Vice President and Chief Financial Officer, and William R. Boyle, Executive Vice President and Chief Credit Officer, of Comm Bancorp, Inc. (the “Company”), gave a presentation to stockholders at the 2009 Annual Meeting of Stockholders in Union Dale, Pennsylvania. This presentation was accompanied by a series of electronic slides that included information pertaining to the financial results and business strategies of the Company. A copy of these slides and related material is included in this report as Exhibit 99.1 and is furnished herewith.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

99(i)	Electronic presentation slides and related material for the 2009 Annual Meeting of Stockholders on June 5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comm Bancorp, Inc.
(Registrant)

Date: June 8, 2009

By:/s/ Scott A. Seasock
Scott A. Seasock
Executive Vice President
and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99(i)	Electronic presentation slides and related material for the 2009 Annual Meeting of Stockholders on June 5, 2009.

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